EXHIBIT 10.3

                                 LOAN AGREEMENT


       THIS LOAN AGREEMENT (the "Agreement") is made as of the 12th day of April, 2004, by and between MME, Inc., a New Jersey corporation (the "Lender"), and PARADISE MUSIC & ENTERTAINMENT, INC., a Delaware corporation having an office at PMB 300 1630 A 30th Street, Boulder, Colorado 80301 (the "Borrower").

       WHEREAS, Borrower has requested Lender to make a loan to Borrower in the principal amount of $80,000.00;

       WHEREAS, Lender has agreed to make such loan to Borrower, subject to the terms and conditions contained herein; and

       NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound, the parties agree as follows:

       1.     GENERAL

              1.1 AGREEMENT TO LEND. Lender loaned to Borrower and Borrower borrowed from Lender the principal amount of $80,000.00 (the "Loan"), receipt of which is hereby acknowledged.

              1.2 PURPOSE OF LOAN AND USE OF FUNDS. The purpose of the Loan is to provide Borrower with additional working capital.

              1.3 THE CLOSING DATE. The closing date of the Loan shall be deemed to be April 12, 2004 (the "Closing Date").

              1.4 TERM. The term of the Loan shall be to April 12, 2007 (the "Term").

              1.5 THE NOTE. The Loan shall be evidenced by that certain promissory note dated as of the Closing Date given by Borrower in favor of Lender in the principal amount of $80,000.00 (the "Note"), substantially in the form of EXHIBIT "A" annexed hereto and made a part hereof. The Note shall bear interest at the rate of ten (10%) percent per annum and such interest shall be paid quarterly in arrears.

              1.6 THE SECURITY AGREEMENT. The payment of the Note is secured by all of the assets of Borrower pursuant to that certain Security Agreement dated as of the Closing Date between Borrower, as debtor, and Lender, as secured party (the "Security Agreement"), substantially in the form of EXHIBIT "B" annexed hereto and made a part hereof.

       2. DELIVERY OF DOCUMENTS. Upon execution of this Agreement, Borrower shall deliver to Lender, in form and substance satisfactory to Lender and (unless otherwise indicated) each dated as of the Closing Date, the following (the "Loan Documents"):

              2.1    The Note.

              2.2    The Security Agreement.

              2.3    Corporate Resolutions of Borrower.

              2.5 Warrant for 1,000,000 shares of Common Stock of Borrower at an exercise price of $0.002 per share.

              2.5 Such additional instruments, information and materials as Lender may reasonably request.

       3. REPRESENTATION AND WARRANTIES. Borrower makes the following representations and warranties to Lender, all of which are material and are made to induce Lender to make the Loan, are true as of the date hereof and shall continue to be true until the Loan is repaid in full.

              3.1 ORGANIZATION OF BORROWER; AUTHORITY; POWER, ETC. Borrower is a corporation duly formed and validly existing under the laws of the State of Delaware, and has full power, legal capacity and authority to execute each of the Loan Documents and to perform and observe all of its obligations thereunder.

              3.2 VIOLATION OF OTHER AGREEMENTS. The execution and delivery of the Loan Documents and the performance and observance of the covenants to be performed and observed thereunder do not violate or constitute a default in any agreement to which Borrower is a party.

              3.3 VALIDITY OF LOAN DOCUMENTS. Upon due execution and delivery thereof, the Loan Documents shall constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject only to bankruptcy and insolvency laws applicable to creditors generally and to equity principles which may preclude specific performance and other equitable remedies.

              3.4 CHARACTER OF REPRESENTATIONS; SURVIVAL. The representations and warranties contained in this Agreement or in any certificate or statement furnished to Lender by Borrower shall survive the execution of this Agreement and shall not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

              3.5 LIENS AND ENCUMBRANCES. As of the date hereof there are no liens, claims, security interests or other charges or encumbrances (other than those in favor of Lender) on any assets to which Lender has an interest hereunder and Borrower covenants and agrees to keep such assets free from all liens and encumbrances.

              3.6    AUTHORIZED   SHARES.  As  of  the  date  hereof  there  are
75,000,000 shares of Borrower's Common Stock authorized for issuance and 75,000,000 shares of Borrower's

Common Stock are outstanding [after giving effect to all options, warrants and other securities that are convertible into shares of Borrower's Common Stock].

       4.     COVENANTS OF BORROWER. Borrower covenants and agrees as follows:

              4.1 PERFORMANCE OF COVENANTS IN LOAN DOCUMENTS. To fully and faithfully perform and observe the covenants and obligations to be performed and observed in each of the Loan Documents, and not suffer or permit a default thereunder.

              4.2 BOOKS AND RECORDS. To use its best efforts to keep adequate records of the operations of the Borrower in accordance with generally accepted accounting principles and permit Lender, during regular business hours, to examine, make copies, and take away copies of such books and records. Upon execution of this Agreement, Borrower shall deliver to Lender a detailed schedule of all current and contingent liabilities of Borrower known as of the date hereof, indicating the claimant(s), including their address and telephone numbers, the amount alleged to be due and Borrower's position with respect to each of such liabilities.

              4.4 INDEMNIFICATION. Borrower agrees to indemnify and hold Lender harmless against any and all claims and liability, including reasonable legal costs and expenses happening in or arising out of or in any way relating to the Loan, and the use of the Loan proceeds, except if such claims and liability arise from the gross negligence or willful misconduct of Lender. Lender shall be entitled to appear in any action or proceeding to defend itself against any such claims, and, if Borrower is not named and served as a party to such action or proceeding, Lender agrees to promptly notify Borrower of the pendency of such action or proceeding and cooperate with Borrower to permit Borrower to intervene therein. All costs incurred by Lender in connection with any such action or proceeding, including attorneys' fees, shall be reimbursed by Borrower to Lender within thirty (30) days after presentment.

              4.7 ISSUANCE OF WARRANTS FOR SHARES OF COMMON STOCKS. As further consideration for the Loan, as of the Closing Date, Borrower shall (i) issue warrants for Lender to receive one million (1,000,000) fully paid and non-assessable shares of Common Stock of Borrower to Lender (the "Warrants") at an exercise price of $0.002 per share. Lender shall have piggyback registration rights to the shares underlying the warrants with registration costs to be borne by Borrower. The shares underlying the warrants shall be registered by the Borrower as soon as practicable, but in no event later than the first registration statement filed by the Borrower subsequent to the Closing Date.

       5. EXPENSES. Borrower shall be responsible for Lender's legal fees and other costs and expenses with respect to the negotiation, execution and the delivery of this Agreement and the Loan Documents.

       6.     EVENTS OF DEFAULT AND REMEDIES.

              6.1 DEFAULT. The occurrence of any one or more of the following at the option of Lender constitutes an event of default ("Event of Default") hereunder:

                     (a) Borrower defaults in the payment of principal or interest on the Note when and as the same shall become due and payable whether by acceleration thereof or otherwise;

                     (b) Borrower defaults in the performance or observance of any of the covenants and agreements contained in the Note (other than those relating to payment) and same shall remain unremedied for a period of five (5) business days after Borrower shall receive written notice of such default from Lender, unless such cure cannot reasonably be completed within said period, then if a remedy is not commenced within said time period and diligently and continuously prosecuted to completion within sixty (60) days following the default;

                     (c) Borrower defaults in the performance or observance of any of the covenants and agreements contained in any other contracts or agreements between Borrower and Lender;

                     (d) Borrower makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or Borrower files any petition for relief under the federal Bankruptcy Code; or any order, judgment or decree is entered adjudicating Borrower bankrupt or insolvent;

                     (e) Borrower petitions or applies to any tribunal for the appointment of a trustee, receiver or liquidator of Borrower, or of any substantial part of the assets of or any proceedings for the voluntary liquidation and dissolution of Borrower under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect;

                     (f) any such petition or application is filed, or any such proceedings are commenced, against Borrower and Borrower by any act indicates its approval thereof, consent thereto or acquiescence therein, or any order, judgment or decree is entered appointing any such trustee, receiver or liquidator, or approving the petition in any such proceedings and such order, judgment or decree remains unstayed and in effect for more than thirty (30) days;

                     (g) any order, judgment or decree is entered in any proceeding against Borrower decreeing the dissolution of Borrower and such order, judgment or decree remains unstayed and in effect for more than thirty
(30) days; or

                     (h) Borrower defaults in the performance of any of its obligations herein.

              6.2 REMEDIES. Upon the occurrence of any Event of Default as defined in Paragraph 6.1 hereof, Lender may exercise any or all of the following rights and remedies as Lender, in its sole discretion, may deem necessary or appropriate:

                     (a) Declare immediately due and payable, without notice or demand, all monies advanced pursuant to this Agreement and under the Note, which is then unpaid, and accelerate payment thereof notwithstanding contrary terms of payment stated therein, and exercise all rights and remedies available under any of the Loan Documents, at law, in equity or otherwise.

                     (b)    Institute  appropriate  proceedings  for  injunctive
relief   (including   specific   performance  of  the  obligations  of  Borrower
hereunder).

                     (c) Terminate any further obligations of Lender under this Agreement.

The remedies provided in this Agreement may be exercised by Lender without notice to Borrower (to the extent permitted by law and except as notice is herein expressly required), shall be in addition to and not in substitution for the rights and remedies which would otherwise be vested in Lender for the recovery of damages or otherwise in the event of a breach of any of the undertakings of Borrower hereunder. No failure by Lender to exercise and no delay in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other, further or additional exercise thereof.

       7.     MISCELLANEOUS.

              7.1 GOVERNING LAW. This Agreement and all matters relating to the Loan shall be governed by the laws of the State of Connecticut.

              7.2 MODIFICATION; WAIVER; CONSENT. Any modification, or waiver of any provision of this Agreement, or any consent to any departure by Borrower therefrom, shall not be effective unless the same is in writing and signed by Lender, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. The giving by Lender of any notice to or demand on Borrower not specifically required of Lender hereunder shall not entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

              7.3 COMMUNICATIONS. All notices, requests, demands, instructions and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given
(i) upon hand delivery, (ii) upon receipt by facsimile, (iii) the next business day after delivery to a reputable overnight courier which provides for acknowledgement of receipt, or (iv) three (3) days after deposit in the United States mail by first-class, postage prepaid, registered or certified mail, return receipt requested, as follows:


              (i)    If to Lender, to:

                     MME, Inc.
                     204 Federal Road, Ste. 319
                     Brookfield, CT 06804

              (ii)   If to Borrower, to:

                     Mr. Kelly T. Hickel, President
                     Paradise Music & Entertainment, Inc.
                     PMB 300 1630 A 30th Street
                     Boulder, Colorado 80301
                     Fax No. 720 554 7720

                     With a copy to:

                     Mr. Jeffrey Rinde
                     Bondy & Schloss
                     60 E. 42nd. St.
                     NY, NY 10165
                     Fax No. (212) 972-1677

              7.4 ASSIGNMENT. This Agreement may be assigned at any time, in whole or part, by Lender. Borrower may not assign, pledge or hypothecate this Agreement or any interest herein to any person without the prior written consent of Lender.

              7.5    TIME OF ESSENCE. Time is of the essence hereof.

              7.6 SEVERABILITY; TITLES. In case any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect by any court or other entity having the authority to do so, the validity of the remaining provisions hereof shall be in no way affected, prejudiced or disturbed. The titles of the Paragraphs hereof are for reference purposes only and do not constitute part of this Agreement.

              7.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement.

              7.8 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, contains the entire agreement between Lender and Borrower with respect to the subject matter hereof and except as specifically set forth herein supersedes and cancels any prior understandings and agreements between Lender and Borrower with respect to the subject matter hereof.

              7.9 CONFLICT WITH OTHER LOAN DOCUMENTS. In the event any provision, term or condition of this Agreement conflicts with the terms or conditions of the other Loan Documents, the terms and conditions of this Agreement shall control.

              7.10 BINDING EFFECT; BENEFIT. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of Lender and the successors and permitted assigns of Borrower.

              7.11 ATTORNEYS' FEES. If any legal action is brought to enforce the terms of this Agreement or for damages resulting from a default in the performance of any party's obligations hereunder, the prevailing party shall be entitled to collect its court costs and reasonable attorneys' fees and expenses incurred in the prosecution of such legal action.

              7.12 CONSTRUCTION. Each party has been advised by counsel of its choice, and each knowingly and intentionally waives the applicability of any rule of construction which provides that in the event of ambiguity, the provision in question is to be construed to the detriment of the party responsible for the drafting of the document. This provision shall be applicable to the construction of all of the Loan Documents.

            [The remainder of this page is left intentionally blank.
                           Signature page to follow.]

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                     PARADISE MUSIC & ENTERTAINMENT, INC.

                                     By: /s/ Kelly T. Hickel
                                        ----------------------------------------
                                        Name:  Kelly T. Hickel
                                        Title: Chairman and President

                                     MME, Inc.

                                     By: [SIGNATURE ILLEGIBLE]
                                        ----------------------------------------

                                   EXHIBIT "A"

                                    THE NOTE

                                   EXHIBIT "B"

                             THE SECURITY AGREEMENT